Exhibit 10.1

SARATOGA INVESTMENT CORP.

(a Maryland corporation)

AMENDMENT NO. 4 TO

EQUITY DISTRIBUTION AGREEMENT

May 15, 2024

Ladenburg Thalmann & Co. Inc.

640 Fifth Avenue 4th Floor

New York, New York 10019

Compass Point Research & Trading, LLC

1055 Thomas Jefferson Street NW
Suite 303
Washington, DC 20007

Raymond James & Associates, Inc.

880 Carillon Parkway

St. Petersburg, Florida 33716

Lucid Capital Markets, LLC

570 Lexington Avenue, 40th Floor

New York, NY 10022

Ladies and Gentlemen:

This Amendment No. 4, dated May 15, 2024 (the “Amendment”), is to the Equity Distribution Agreement, dated July 30, 2021 (as amended from time to time, the “Equity Distribution Agreement”), by and among Saratoga Investment Corp., a Maryland corporation (the “Company”), Saratoga Investments Advisors, LLC, a limited liability company organized under the laws of the State of Delaware (the “Adviser”), Ladenburg Thalmann & Co. Inc. (“Ladenburg”), Compass Point Research & Trading, LLC (“Compass Point”), Raymond James & Associates, Inc. (“Raymond James”), and Lucid Capital Markets, LLC (“Lucid” and together with Ladenburg, Compass Point and Raymond James, the “Agents”).

WHEREAS, the Company, the Adviser, Ladenburg, Compass Point and Raymond James desire to amend the Equity Distribution Agreement to add Lucid as a party thereto, to serve as an Agent pursuant to the Equity Distribution Agreement.

NOW THEREFORE, in consideration of the mutual promises contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment, intending to be legally bound, hereby amend the Equity Distribution Agreement and agree as follows:

Preamble. Effective as of the date hereof, the first paragraph of the Equity Distribution Agreement is replaced in its entirety with the following:

“Saratoga Investment Corp., a Maryland corporation (the “Company”), and Saratoga Investment Advisors, LLC, a limited liability company organized under the laws of the State of Delaware (the “Adviser”), each confirms its agreement (this “Agreement”) with Ladenburg Thalmann & Co. Inc. (“Ladenburg”), Compass Point Research & Trading, LLC (“Compass Point”), Raymond James & Associates, Inc. (“Raymond James”) and Lucid Capital Markets, LLC (“Lucid” and together with Ladenburg, Compass Point and Raymond James, the “Agents”).

Effective as of the date hereof, Section 15 of the Equity Distribution Agreement is replaced in its entirety with the following:

“Except as otherwise provided in this Agreement, all notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to Ladenburg shall be directed to Ladenburg Thalmann & Co. Inc., 640 Fifth Avenue, 4th Floor, New York, NY 10019, Attention: Equity Syndication Desk, with a copy to Blank Rome LLP, 1271 Avenue of the Americas, New York, NY 10020, Attention: Thomas Westle, Esq.; if sent to Compass Point Trading & Research, LLC, 1055 Thomas Jefferson Street, NW, Suite 303, Washington, D.C. 20007, Attention: Alex Spotts with a copy to Blank Rome LLP, 1271 Avenue of the Americas, New York, NY 10020, Attention: Thomas Westle, Esq.; if sent to Raymond James & Associates, 880 Carillon Parkway, St. Petersburg, FL 33716, Attention, ECM General Counsel, with a copy to Blank Rome LLP, 1271 Avenue of the Americas, New York, NY 10020, Attention: Thomas Westle, Esq.; if sent to Lucid Capital Markets, LLC, 570 Lexington Avenue, 40th Floor, New York, NY 10022, Attention: Steven Kaplan with a copy to Blank Rome LLP, 1271 Avenue of the Americas, New York, NY 10020, Attention: Brad L. Shiffman; if sent to the Company or the Adviser, will be mailed, delivered or telegraphed and confirmed to them at 535 Madison Avenue, New York, New York 10022, with a copy to Eversheds Sutherland (US) LLP, 700 Sixth Street, Suite 700, Washington, DC 20001, Attention: Payam Siadatpour, Esq.”

Effective as of the date hereof, Exhibit B to the Equity Distribution Agreement is amended to add the following authorized individuals of Lucid for placement notices and acceptance:

Lucid Capital Markets, LLC

Name	E-mail
Ken Brush	kbrush@lucidcm.com
Jeffrey Caliva	jcaliva@lucidcm.com
Steven Kaplan	skaplan@lucidcm.com

The Company, the Adviser, Ladenburg, Compass Point, Raymond James and Lucid, by the execution of this Amendment, hereby consent to the amendments, modifications and supplements to the Equity Distribution Agreement contemplated herein.

Except as set forth above, no other amendments to the Equity Distribution Agreement are intended by the parties hereto, are made, or shall be deemed to be made, pursuant to this Amendment, and all provisions of the Equity Distribution Agreement, including all exhibits thereto, unaffected by this Amendment shall remain in full force and effect.

Each capitalized term used but not defined herein shall have the meaning ascribed to such term in the Equity Distribution Agreement.

This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

[Signature Page Follows.]

If the foregoing is in accordance with your understanding of our agreement, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, the Adviser and the Agents.

Very truly yours,

SARATOGA INVESTMENT CORP.

By:	/s/ Henri Steenkamp
Name:	Henri Steenkamp
Title:	Chief Financial Officer, Chief Compliance Office and Secretary

SARATOGA INVESTMENT ADVISORS, LLC

By:	/s/ Christian L. Oberbeck
Name:	Christian L. Oberbeck
Title:	Managing Director

CONFIRMED AND ACCEPTED, as of

the date first above written:

LADENBURG THALMANN & CO. INC.

By:	/s/ Nicholas Stergis
Name:	Nicholas Stergis
Title:	Managing Director, Investment Banking

COMPASS POINT RESEARCH & TRADING, LLC

By:	/s/ Christopher Nealon
Name:	Christopher Nealon
Title:	President & Chief Operating Officer

RAYMOND JAMES & ASSOCIATES, INC.

By:	/s/ Larry Herman
Name:	Larry Herman
Title:	Managing Director

Lucid Capital Markets, LLC

By:	/s/ Jeffrey Caliva
Name:	Jeffrey Caliva
Title:	Managing Director